UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C.  20549

                               FORM 8-K



                             CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                    Date of Report:  October 7, 1996



                     ELECTRONIC SYSTEMS TECHNOLOGY INC.
                        (A Washington Corporation)

                      Commission File no. 2-92949-S
                IRS Employer Identification no. 91-1238077

                           415 N. Quay St. #4
                          Kennewick  WA  99336
                  (Address of principal executive offices)


    Registrant's telephone number, including area code:(509) 735-9092





























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ITEM 5.  OTHER EVENTS

On October 7, 1996, the Company issued a press release at the Instrument Society of America (ISA) tradeshow in Chicago, introducing the Company's newest product, the ESTeem Wireless Modem 192C. This press release is included by reference and is attached hereto as Exhibit 99.12.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS,
              AND EXHIBITS.

Exhibit 99.12 -  Press release issued October 7, 1996.
















































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                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTRONIC SYSTEMS TECHNOLOGY, INC.

  T.L. KIRCHNER

By: T.L. Kirchner
President
Date: October 7, 1996